Exhibit 99.1

TCI 2 HOLDINGS et al

Consolidating Statement of Cash Flows Four Months Ended April 30, 2010

MOR-1 Case # 09-13654 (JHW)

(Unaudited)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(18,732)	$(7,261)	$(4,878)	$(6,640)	$—	$(18,779)	$(208)	$—	$(208)	$—	$(37,719)	$8,864	$—	$(28,855)
Record equity in subsidiaries	(18,987)				18,987	18,987			—			(37,719)	37,719	—

Net loss as adjusted	(37,719)	(7,261)	(4,878)	(6,640)	18,987	208	(208)	—	(208)	—	(37,719)	(28,855)	37,719	(28,855)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Equity in earning of subsidiaries	18,987	—	—	—	(18,987)	(18,987)	—	—	—	—		37,719	(37,719)	—
Non-cash interest accretion on property tax settlement	—	(28)	(179)	(21)	—	(228)	—	—	—	—	(228)	—	—	(228)
Noncontrolling Interest	—	—	—	—	—	—	—	—	—	—	—	(8,864)	—	(8,864)
Depreciation	61	12,609	1,342	904		14,855	—	—	—	—	14,916	—	—	14,916
Amortization	—	341	2	8	—	351	—	—	—	—	351	—	—	351
Provisions for losses on receivables	—	2,429	630	523		3,582	—	—	—	—	3,582	—	—	3,582
Stock based compensation expense	78	—	—	—	—	—	—	—	—	—	78	—	—	78
Valuation Allowance CRDA	—	531	212	194	—	937	—	—	—	—	937	—	—	937
Change in operating assets & liabilities:
Accounts receivable	15	(886)	110	(623)	—	(1,399)	—	—	—	—	(1,384)	—	—	(1,384)
Inventories	—	267	44	(46)	—	265	—	—	—	—	265	—	—	265
Other current assets	1,793	1,460	3,751	1,531	—	6,742	—	—	—	—	8,535	—	—	8,535
Other assets	553	743	476	790	—	2,009	—	—	—	—	2,562	—	—	2,562
Due to Affiliates	10,314	(6,004)	(3,025)	(1,285)	—	(10,314)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	5,907	705	1,041	1,042	—	2,788	97	—	97	—	8,792	—	—	8,792
Accrued interest	12,538	(8,907)	208	180	—	(8,519)	—	—	—	—	4,019	—	—	4,019
Other long-term liabilities	—	—	(264)	(5)	—	(269)	—	—	—	—	(269)	—	—	(269)

Net cash provided by (used in) operating activities	12,527	(4,001)	(530)	(3,448)	—	(7,979)	(111)	—	(111)	—	4,437	—	—	4,437

Cash flow from Investing Activities
Purchases of PPE	(21)	(1,226)	(379)	(363)	—	(1,968)	—	—	—	—	(1,989)	—	—	(1,989)
Purchases of CRDA investments	—	(2,433)	(1,099)	(856)		(4,388)	—	—	—	—	(4,388)	—	—	(4,388)

Net cash provided by (used in) investing activities	(21)	(3,659)	(1,478)	(1,219)	—	(6,356)	—	—	—	—	(6,377)	—	—	(6,377)

Cash flows from Financing Activities
Repayment of term loan	(1,230)	—	—	—	—	—	—	—	—	—	(1,230)	—	—	(1,230)
Borrowing (Repayment) - I/C Debt	313	—	(1,215)	902	—	(313)	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(127)	(81)	—	—	(208)	—	—	—	—	(208)	—	—	(208)
Contributions from Parent	(111)	—	—	—	—	—	111	—	111	—	—	—	—	—

Net cash provided by (used in) financing activities	(1,028)	(127)	(1,296)	902	—	(521)	111	—	111	—	(1,438)	—	—	(1,438)

Net increase (decrease) in cash and cash equivalents	11,478	(7,787)	(3,304)	(3,765)	—	(14,856)	—	—	—	—	(3,378)	—	—	(3,378)
Cash and cash equivalents at beginning of period	5,838	31,412	16,132	12,702	—	60,246	—	—	—	—	66,084	—	—	66,084

Cash and cash equivalents at end of period	$17,316	$23,625	$12,828	$8,937	$—	$45,390	$—	$—	$—	$—	$62,706	$—	$—	$62,706

TCI 2 HOLDINGS et al

Consolidating Statement of Cash Flows Month Ended April 30, 2010

MOR-1 Case # 09-13654 (JHW)

(Unaudited)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(4,121)	$32	$(240)	$(1,398)	$—	$(1,606)	$(24)	$—	$(24)	$—	$(5,751)	$1,351	$—	$(4,400)
	—													—
Record equity in subsidiaries	(1,630)	—	—	—	1,630	1,630	—	—	—	—	—	(5,751)	5,751	—

Net loss as adjusted	(5,751)	32	(240)	(1,398)	1,630	24	(24)	—	(24)	—	(5,751)	(4,400)	5,751	(4,400)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Equity in earning of subsidiaries	1,630	—	—	—	(1,630)	(1,630)	—	—	—	—	—	5,751	(5,751)	—
Non-cash interest accretion on property tax settlement	—	(6)	(42)	(5)	—	(53)	—	—	—	—	(53)	—	—	(53)
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	(1,351)	—	(1,351)
Depreciation	15	3,093	322	213	—	3,628	—	—	—	—	3,643	—	—	3,643
Amortization	—	86	—	2	—	88	—	—	—	—	88	—	—	88
Provisions for losses on receivables	—	537	167	110	—	814	—	—	—	—	814	—	—	814
Stock based compensation expense	16	—	—	—	—	—	—	—	—	—	16	—	—	16
Valuation Allowance CRDA	—	141	51	50	—	242	—	—	—	—	242	—	—	242
Change in operating assets & liabilities:
Accounts receivable	—	(154)	(296)	(209)	—	(659)	—	—	—	—	(659)	—	—	(659)
Inventories	—	87	(25)	(36)	—	26	—	—	—	—	26	—	—	26
Other current assets	446	(746)	378	402	—	34	—	—	—	—	480	—	—	480
Other assets	36	755	390	792	—	1,937	—	—	—	—	1,973	—	—	1,973
Due to Affiliates	(23)	209	(29)	(157)	—	23	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	149	472	351	(334)	—	489	(37)	—	(37)	—	601	—	—	601
Accrued interest	8,445	(5,062)	53	46	—	(4,963)	—	—	—	—	3,482	—	—	3,482
Other long-term liabilities	—	—	(67)	(1)	—	(68)	—	—	—	—	(68)	—	—	(68)

Net cash provided by operating activities	4,963	(556)	1,013	(525)	—	(68)	(61)	—	(61)	—	4,834	—	—	4,834

Cash flow from Investing Activities
Purchases of PPE	(10)	(323)	(133)	(41)	—	(497)	—	—	—	—	(507)	—	—	(507)
Purchases of CRDA investments	—	(1,183)	(539)	(432)	—	(2,154)	—	—	—	—	(2,154)	—	—	(2,154)

Net cash provided by investing activities	(10)	(1,506)	(672)	(473)	—	(2,651)	—	—	—	—	(2,661)	—	—	(2,661)

Cash flows from Financing Activities
Repayment of term loan	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing (Repayment) - I/C Debt	1,082	—	(1,375)	293	—	(1,082)	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(28)	(21)	—	—	(49)	—	—	—	—	(49)	—	—	(49)
Contributions from Parent	(61)	—	—	—	—	—	61	—	61	—	—	—	—	—

Net cash provided from financing activities	1,021	(28)	(1,396)	293	—	(1,131)	61	—	61	—	(49)	—	—	(49)

Net increase in cash and cash equivalents	5,974	(2,090)	(1,055)	(705)	—	(3,850)	—	—	—	—	2,124	—	—	2,124
Cash and cash equivalents at beginning of period	11,342	25,715	13,883	9,642	—	49,240	—	—	—	—	60,582	—	—	60,582

Cash and cash equivalents at end of period	$17,316	$23,625	$12,828	$8,937	$—	$45,390	$—	$—	$—	$—	$62,706	$—	$—	$62,706

Cash Disbursements (in thousands)	$3,038	$26,359	$12,425	$10,135	$0	$48,919	$0	$0	$0	$0	$51,957	$0	$0	$51,957

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Month Ended April 30, 2010

MOR-2 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIM	TERH CONSOLIDATED	TER INC	TER INC ELIM	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$10,410	$5,164	$2,458	$—	$—	$—	$—	$18,032	$—	$—	$18,032
SLOT REVENUE	22,099	10,981	9,253	—	—	—	—	42,333	—	—	42,333
POKER REVENUE	1,355	—	—	—	—	—	—	1,355	—	—	1,355
KENO WIN	15	—	—	—	—	—	—	15	—	—	15
SIMULCAST REVENUE	69	—	—	—	—	—	—	69	—	—	69

TOTAL GAMING REVENUE	33,948	16,145	11,711	—	—	—	—	61,804	—	—	61,804
ROOMS	4,423	1,792	1,178	—	—	—	—	7,393	—	—	7,393
FOOD & BEVERAGE	4,456	1,677	1,346	—	—	—	—	7,479	—	—	7,479
ENTERTAINMENT	6	44	9	—	—	—	—	59	—	—	59
OTHER	1,596	549	604	—	—	—	—	2,749	—	—	2,749

TOTAL OTHER	10,481	4,062	3,137	—	—	—	—	17,680	—	—	17,680
GROSS REVENUE	44,429	20,207	14,848	—	—	—	—	79,484	—	—	79,484
RFB COMPS	5,536	2,371	1,832	—	—	—	—	9,739	—	—	9,739
COIN	4,311	2,126	1,815	—	—	—	—	8,252	—	—	8,252
CASH COMPS	1,172	235	40	—	—	—	—	1,447	—	—	1,447

TOTAL PROMOTIONAL ALLOWANCES	11,019	4,732	3,687	—	—	—	—	19,438	—	—	19,438
NET REVENUES	33,410	15,475	11,161	—	—	—	—	60,046	—	—	60,046
EXPENSES
PAYROLL & RELATED	12,016	7,168	5,918	—	—	415	—	25,517	—	—	25,517
COST OF GOODS SOLD	1,817	508	543	—	—	—	—	2,868	—	—	2,868
PROMOTIONAL EXPENSE	1,868	963	549	—	—	—	—	3,380	—	—	3,380
ADVERTISING	371	166	165	—	—	—	—	702	—	—	702
MARKETING/ENTERTAINMENT	1,117	436	326	—	—	—	—	1,879	—	—	1,879
GAMING TAX & REGULATORY FEES	3,326	1,819	1,423	—	—	14	—	6,582	—	—	6,582
PROPERTY TAX, RENT & INSURANCE	2,789	1,575	1,287	—	—	442	—	6,093	—	—	6,093
UTILITIES	1,466	639	630	—	—	7	—	2,742	—	—	2,742
PROVISION FOR DOUBTFUL ACCOUNTS	537	166	110	—	—	—	—	813	—	—	813
GEN, ADMIN & OTHER OPERATING	2,877	1,364	1,129	—	24	2,374	—	7,768	—	—	7,768

TOTAL OPERATING EXPENSES	28,184	14,804	12,080	—	24	3,252	—	58,344	—	—	58,344

GROSS OPERATING PROFIT	5,226	671	(919)	—	(24)	(3,252)	—	1,702	—	—	1,702
CRDA EXPENSE	141	51	50	—	—	—	—	242	—	—	242

EBITDA	5,085	620	(969)	—	(24)	(3,252)	—	1,460	—	—	1,460
DEPRECIATION & AMORTIZATION	(3,179)	(322)	(215)	—	—	(15)	—	(3,731)	—	—	(3,731)
INTEREST INCOME	43	64	17	—	—	2,444	(2,439)	129	—	—	129
INTEREST EXPENSE	(1,917)	(602)	(231)	—	—	(3,298)	2,439	(3,609)	—	—	(3,609)
OTHER NON-OP INC(EXP)	—	—	—	—	—	—	—	—	—	—	—
PROVISION FOR TAXES	—	—	—	—	—	—	—	—	—	—	—
NON-CONTROLLING INTEREST IN SUBS	—	—	—	—	—	—	—	—	1,351	—	1,351

NET INCOME(LOSS)	$32	$(240)	$(1,398)	$—	$(24)	$(4,121)	$—	$(5,751)	$1,351	$—	$(4,400)

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the 4 Months Ended April 30, 2010

MOR-2 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS	TERH ELIM	TERH CONSOLIDATED	TER INC	TER INC ELIM	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$42,920	$18,884	$10,697	$—	$—	$—	$—	$72,501	$—	$—	$72,501
SLOT REVENUE	79,165	39,877	35,239	—	—	—	—	154,281	—	—	154,281
POKER REVENUE	5,494	—	—	—	—	—	—	5,494	—	—	5,494
KENO WIN	73	—	—	—	—	—	—	73	—	—	73
SIMULCAST REVENUE	241	—	—	—	—	—	—	241	—	—	241

TOTAL GAMING REVENUE	127,893	58,761	45,936	—	—	—	—	232,590	—	—	232,590
ROOMS	15,773	6,919	4,432	—	—	—	—	27,124	—	—	27,124
FOOD & BEVERAGE	16,091	6,332	5,135	—	—	—	—	27,558	—	—	27,558
ENTERTAINMENT	527	208	22	—	—	—	—	757	—	—	757
OTHER	5,823	2,096	1,897	—	—	—	—	9,816	—	—	9,816

TOTAL OTHER	38,214	15,555	11,486	—	—	—	—	65,255	—	—	65,255

GROSS REVENUE	166,107	74,316	57,422	—	—	—	—	297,845	—	—	297,845
RFB COMPS	21,047	8,967	6,978	—	—	—	—	36,992	—	—	36,992
COIN	14,488	7,364	6,687	—	—	—	—	28,539	—	—	28,539
CASH COMPS	3,059	582	190	—	—	—	—	3,831	—	—	3,831

TOTAL PROMOTIONAL ALLOWANCES	38,594	16,913	13,855	—	—	—	—	69,362	—	—	69,362

NET REVENUES	127,513	57,403	43,567	—	—	—	—	228,483	—	—	228,483

EXPENSES
PAYROLL & RELATED	48,595	28,455	23,489	—	—	2,022	—	102,561	—	—	102,561
COST OF GOODS SOLD	6,496	1,930	2,092	—	—	—	—	10,518	—	—	10,518
PROMOTIONAL EXPENSE	6,838	3,575	2,356	—	—	—	—	12,769	—	—	12,769
ADVERTISING	1,406	626	580	—	—	—	—	2,612	—	—	2,612
MARKETING/ENTERTAINMENT	5,010	1,786	1,325	—	—	—	—	8,121	—	—	8,121
GAMING TAX & REGULATORY FEES	13,132	6,901	5,664	—	—	43	—	25,740	—	—	25,740
PROPERTY TAX, RENT & INSURANCE	11,737	6,169	4,992	—	—	1,771	—	24,669	—	—	24,669
UTILITIES	6,741	2,965	2,725	—	—	36	—	12,467	—	—	12,467
PROVISION FOR DOUBTFUL ACCOUNTS	2,429	630	523	—	—	—	—	3,582	—	—	3,582
GEN, ADMIN & OTHER OPERATING	11,271	5,530	4,497	—	208	11,342	—	32,848	—	—	32,848

TOTAL OPERATING EXPENSES	113,655	58,567	48,243	—	208	15,214	—	235,887	—	—	235,887
GROSS OPERATING PROFIT	13,858	(1,164)	(4,676)	—	(208)	(15,214)	—	(7,404)	—	—	(7,404)
CRDA EXPENSE	531	212	194	—	—	—	—	937	—	—	937

EBITDA	13,327	(1,376)	(4,870)	—	(208)	(15,214)	—	(8,341)	—	—	(8,341)
DEPRECIATION & AMORTIZATION	(12,950)	(1,344)	(912)	—	—	(61)	—	(15,267)	—	—	(15,267)
INTEREST INCOME	83	261	67	—	—	9,759	(9,743)	427	—	—	427
INTEREST EXPENSE	(7,721)	(2,419)	(925)	—	—	(13,216)	9,743	(14,538)	—	—	(14,538)
OTHER NON-OP INC(EXP)	—	—	—	—	—	—	—	—	—	—	—
PROVISION FOR TAXES	—	—	—	—	—	—	—	—	—	—	—
NON-CONTROLLING INTEREST IN SUBS	—	—	—	—	—	—	—	—	8,864	—	8,864

NET INCOME(LOSS)	$(7,261)	$(4,878)	$(6,640)	$—	$(208)	$(18,732)	$—	$(37,719)	$8,864	$—	$(28,855)

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

April 30, 2010 and February 16, 2009

MOR-3 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	April 30, 2010	February 16, 2009
											TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$23,625	$12,828	$8,937	$—	$—	$17,316	$—	$62,706	$—	$—	$62,706	$71,156
ACCOUNTS RECEIVABLE, NET	18,656	5,943	4,875	—	—	—	—	29,474	—	—	29,474	41,896
ACCOUNTS RECEIVABLE, OTHER	2,590	1,398	1,272	149,370	—	18,504	(167,780)	5,354	—	—	5,354	4,798
RE TAX RECEIVABLE	480	3,593	346	—	—	—	—	4,419	—	—	4,419	638
INVENTORIES	2,646	1,213	909	—	—	—	—	4,768	—	—	4,768	5,465
PREPAID AND OTHER	6,961	2,549	1,959	—	—	861	—	12,330	—	—	12,330	21,200
DEFERRED INCOME TAXES- CURRENT	1,267	62	8	—	—	—	—	1,337	956	—	2,293	13,809

TOTAL CURRENT ASSETS	56,225	27,586	18,306	149,370	—	36,681	(167,780)	120,388	956	—	121,344	158,962
INVESTMENT IN SUBSIDIARIES	—	—	—	—	—	(35,112)	35,112	—	(696,470)	696,470	—	—
NOTES RECEIVABLE	—	—	—	1,248,969	—	1,194,765	(2,443,734)	—	—	—	—	—
PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	—	—	1,043	—	213,442	—	—	213,442	398,296
BUILDINGS AND IMPROVEMENTS	900,546	15,532	13,346	—	—	1,645	—	931,069	—	—	931,069	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	133,498	7,981	4,509	—	—	934	—	146,922	—	—	146,922	220,351
LEASEHOLD IMPROVEMENTS	—	—	1,538	—	—	958	—	2,496	—	—	2,496	6,093
CONSTRUCTION-IN-PROCESS	1,240	46	40	—	100	369	—	1,795	—	—	1,795	4,006

PROPERTY AND EQUIPMENT	1,231,902	33,101	25,672	—	100	4,949	—	1,295,724	—	—	1,295,724	1,893,506
ACCUMULATED DEPRECIATION	(168,840)	(2,730)	(1,697)	—	—	(1,646)	—	(174,913)	—	—	(174,913)	(189,889)

PROPERTY AND EQUIPMENT, NET	1,063,062	30,371	23,975	—	100	3,303	—	1,120,811	—	—	1,120,811	1,703,617
RESTRICTED CASH	—	—	—	—	—	—	—	—	—	—	—	2,807
DEFERRED FINANCING COSTS, NET	—	—	—	—	—	—	—	—	—	—	—	14,533
INTANGIBLE ASSETS, NET	34,762	15	—	—	—	—	—	34,777	—	—	34,777	56,488
RE TAX RECEIVABLE-L/T	1,113	7,024	804	—	—	—	—	8,941	—	—	8,941	15,863
DEFERRED INCOME TAXES- NONCURRENT	—	—	—	—	—	—	—	—	—	—	—	—
CRDA INVESTMENTS	30,161	17,015	12,493	—	—	—	—	59,669	—	—	59,669	57,464
OTHER ASSETS, NET	4,896	1,900	2,046	—	—	15,559	—	24,401	—	—	24,401	25,630

TOTAL ASSETS	$1,190,219	$83,911	$57,624	$1,398,339	$100	$1,215,196	$(2,576,402)	$1,368,987	$(695,514)	$696,470	$1,369,943	$2,035,364

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

April 30, 2010 and February 16, 2009

MOR-3 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMI- NATION	April 30, 2010	February 16, 2009
											TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$10,799	$5,197	$4,183	$—	$197	$21,511	$—	$41,887	$—	$—	$41,887	$32,640
ACCRUED PAYROLL	11,744	5,994	5,138	—	—	1,072	—	23,948	—	—	23,948	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	—	—	483	—	8,348	—	—	8,348	8,248
ACCRUED INTEREST PAYABLE	23,809	3,346	2,930	149,370	—	153,135	(167,780)	164,810	—	—	164,810	91,524
DUE TO AFFILIATES	(1,924)	1,076	464	—	—	384	—	—	—	—	—	—
SELF INSURANCE RESERVES	7,890	5,698	4,028	—	—	—	—	17,616	—	—	17,616	14,717
ACCRUED PARTNER DISTRIBUTIONS	—	—	—	—	—	1,200	—	1,200	—	—	1,200	—
OTHER ACCRUED LIABILITIES	8,256	4,753	2,890	—	—	1,353	—	17,252	—	—	17,252	12,744
OTHER CURRENT LIABILITIES	6,642	4,889	2,978	—	—	34	—	14,543	—	—	14,543	31,928
SENIOR NOTES	564,327	287,153	—	1,248,969	—	1,248,969	(2,100,449)	1,248,969	—	—	1,248,969	1,248,969
CURR MATURITIES - LONG-TERM DEBT	360	282	—	—	—	482,603	—	483,245	—	—	483,245	489,032

TOTAL CURRENT LIABILITIES	635,373	320,772	24,622	1,398,339	197	1,910,744	(2,268,229)	2,021,818	—	—	2,021,818	1,954,036

INTERCOMPANY DEBT	250,000	66,457	26,828	—	—	—	(343,285)	—	—	—	—	—
OTHER L/T DEBT	6,095	286	—	—	—	—	—	6,381	—	—	6,381	5,826

TOTAL LONG-TERM DEBT	256,095	66,743	26,828	—	—	—	(343,285)	6,381	—	—	6,381	5,826
DEFERRED INCOME TAXES	13,468	62	8	—	—	—	—	13,538	33,986	—	47,524	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	—	—	697	—	12,809	—	—	12,809	12,809
OTHER LONG-TERM LIABILITIES	—	10,676	10	—	—	225	—	10,911	—	—	10,911	14,184

TOTAL LIABILITIES	910,752	401,610	54,407	1,398,339	197	1,911,666	(2,611,514)	2,065,457	33,986	—	2,099,443	2,054,219

STOCKHOLDERS’ EQUITY
COMMON STOCK	—	—	—	—	—	—	—	—	31	—	31	32
NON-CONTROLLING INTEREST	—	—	—	—	—	—	—	—	(168,665)	—	(168,665)	683
CAPITAL IN EXCESS OF PAR	371,611	146,331	422,272	—	11,772	605,212	(951,986)	605,212	467,846	(605,212)	467,846	466,835
RETAINED EARNINGS (DEFICIT)	(92,144)	(464,030)	(419,055)	—	(11,869)	(1,301,682)	987,098	(1,301,682)	(1,028,712)	1,301,682	(1,028,712)	(486,405)

STOCKHOLDERS’ EQUITY	279,467	(317,699)	3,217	—	(97)	(696,470)	35,112	(696,470)	(729,500)	696,470	(729,500)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,190,219	$83,911	$57,624	$1,398,339	$100	$1,215,196	$(2,576,402)	$1,368,987	$(695,514)	$696,470	$1,369,943	$2,035,364

TCI 2 HOLDINGS, LLC et al.

Consolidating Statement of Accounts Payable Aging

April 30, 2010

MOR-4 Case #09-13654 (JHW)

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total

TER HOLDINGS, LP	$2,213	$2,637	$3,454	$2,399	$10,808	$21,511
TRUMP TAJ MAHAL	8,452	1,022	69	19	1,237	10,799
TRUMP PLAZA	4,660	47	9	20	461	5,197
TRUMP MARINA	3,555	59	—	16	553	4,183
TER DEVELOPMENT	40	38	52	67	—	197

TOTAL	$18,920	$3,803	$3,584	$2,521	$13,059	$41,887

TCI 2 HOLDINGS, LLC et al.

Consolidating Statement of Accounts Receivable Aging

April 30, 2010

MOR-5 Case #09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total

TER HOLDINGS, LP	$—	$15	$—	$79	$—	$94
TRUMP TAJ MAHAL	12,667	2,791	1,467	37,757	(32,956)	21,726
TRUMP PLAZA	4,159	1,068	301	11,710	(6,304)	10,934
TRUMP MARINA	3,274	724	20	6,790	(4,315)	6,493

TOTAL	$20,100	$4,598	$1,788	$56,336	$(43,575)	$39,247